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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



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                            FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):
                     October 1, 1998


                            No. 0-22423
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                      Commission File Number


                       HCB Bancshares, Inc.
     ------------------------------------------------------
         (Exact name of Registrant as Specified in Charter)


        Oklahoma                              62-1670792
------------------------                  -------------------
(State of Incorporation)                   (I.R.S. Employer
                                          Identification No.)


  237 Jackson Street, Camden, Arkansas               71701
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(Address of Principal Executive Offices)           (Zip Code)


                           (870) 836-6841
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                   Registrant's Telephone Number,
                         Including Area Code
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Item 5. Other Events
        ---------------------------------------------

     On February 2, 1999, the Registrant announced that it was informed by Nasdaq on February 2, 1999 that effective at the close of business on February 2, 1999, the Registrant's common stock was delisted from The Nasdaq Stock Market for failure to timely file reports with the Securities and Exchange Commission. For further information, reference is made to the Registrant's press release dated February 2, 1999, which is attached hereto as Exhibit 99, and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information
        and Exhibits
        ----------------------------------

        The following is a list of exhibits filed with this Current Report on Form 8-K.

        Exhibit No.                       Description
        ----------                        -----------
            99                            Press Release



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                       SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized as of the date set forth below.

                           HCB BANCSHARES, INC.


Date: February 3, 1999      By: /s/ Vida H. Lampkin
                                ----------------------------
                                Vida H. Lampkin, President
                                (Duly Authorized Representative)